UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-6506

Intermediate Muni Fund, Inc.
(Exact name of registrant as specified in charter)

125 Broad Street, New York, NY 10004
(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.
c/o Citigroup Asset Management
300 First Stamford Place, 4th Floor
Stamford, CT 06902
(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 451-2010

Date of fiscal year end: December 31
Date of reporting period: June 30, 2005

ITEM 1.	REPORT TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders is filed herewith.

Intermediate Muni Fund, Inc.

Semi-Annual Report
June 30, 2005

WHAT’S INSIDE

LETTER FROM THE CHAIRMAN

Dear Shareholder,	R. JAY GERKEN, CFA Chairman, President and Chief Executive Officer

The U.S. economy overcame a number of obstacles and continued to expand during the six-month reporting period. Rising interest rates, record high oil prices, and geopolitical issues threatened to send the economy into a “soft patch.” However, when all was said and done, first quarter 2005 gross domestic product (“GDP”)[i] growth was 3.8%, mirroring the solid gain that occurred during the fourth quarter of 2004.

Given the overall strength of the economy, the Federal Reserve Board (“Fed”)ii continued to raise interest rates over the period in an attempt to ward off inflation. Following five rate hikes from June 2004 through December 2004, the Fed again increased its target for the federal fundsiii rate in 0.25% increments four additional times during the reporting period. All told, the Fed’s nine rate hikes brought the target for the federal funds rate from 1.00% to 3.25%.

During the reporting period, the fixed income market confounded many investors as short-term interest rates rose in concert with the Fed rate tightening, while longer-term rates, surprisingly, declined. When the period began, the federal fund target rate was 2.25% and the yield on the 10-year Treasury was 4.24%. When the reporting period ended, the federal funds rate rose to 3.25% and the 10-year yield declined to 3.92%. Falling longer term

FUND PERFORMANCE AS OF JUNE 30, 2005 (unaudited)

Price Per Share	30-Day SEC Yield	Six-Month Total Return
$9.77 (NAV)	4.72%	0.73%
$9.67 (Market Price)	4.77%	6.73%

All figures represent past performance and are not a guarantee of future results. The Fund’s yields will vary.

Total returns are based on changes in NAV or market price, respectively. Total returns assume the reinvestment of all dividends, capital gain distributions and other distributions including return of capital, if any, in additional shares. The “SEC yield” is a return figure often quoted by bond and other fixed-income mutual funds. This quotation is based on the most recent 30-day (or one-month) period covered by the Fund’s filings with the SEC. The yield figure reflects the dividends and interest earned during the period after deduction of the Fund’s expenses for the period. These yields are as of June 30, 2005 and are subject to change.

Intermediate Muni Fund, Inc.	1

rates, periods of mixed economic data, and periodic flights to quality all supported the bond market, including municipal securities. Looking at the six-month period as a whole, the overall municipal bond market outperformed the taxable bond market, as the Lehman Brothers Municipal Bond Indexiv and Lehman Brothers Aggregate Bond Indexv returned 2.89% and 2.51%, respectively.

For the six months ended June 30, 2005, the Intermediate Muni Fund, Inc. returned 6.73%, based on its American Stock Exchange (“AMEX”) market price and 0.73% based on its net asset value (“NAV”)vi per share. In comparison, the Fund’s unmanaged benchmark, the Lehman Brothers Municipal Bond Index, returned 2.89% for the same time frame. The Lipper General Municipal Debt (Leveraged) Closed-End Funds Category Average1 increased 4.74%. Please note that Lipper performance returns are based on each fund’s NAV per share.

During this six-month period, the Fund made distributions to shareholders totaling $0.3060 per share, (which may have included a return of capital). The performance table shows the Fund’s 30-day SEC yield as well as its six-month total return based on its NAV and market price as of June 30, 2005. Past performance is no guarantee of future results. The Fund’s yields will vary.

Special Shareholder Notice

On June 24, 2005, Citigroup Inc. (“Citigroup”) announced that it has signed a definitive agreement under which Citigroup will sell substantially all of its worldwide asset management business to Legg Mason, Inc. (“Legg Mason”).

As part of this transaction, Smith Barney Fund Management LLC (the “Manager”), currently an indirect wholly owned subsidiary of Citigroup, would become an indirect wholly owned subsidiary of Legg Mason. The Manager is the investment manager to the Fund.

The transaction is subject to certain regulatory approvals, as well as other customary conditions to closing. Subject to such approvals and the satisfaction of the other conditions, Citigroup expects the transaction to be completed later this year.

Under the Investment Company Act of 1940, consummation of the transaction will result in the automatic termination of the investment management contract between the Fund and the Manager. Therefore, the Fund’s Board of Directors will be asked to approve a new investment management contract between the Fund and the Manager. If approved by the Board, the new investment management contract will be presented to the shareholders of the Fund for their approval.

Subsequently, on August 1, 2005, the Board approved the new investment management contract between the Fund and the Manager.

[1]

Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the 6-month period ended June 30, 2005, including the reinvestment of dividends and capital gains distributions, if any, calculated among the 68 funds in the Fund’s Lipper category, and excluding sales charges.

2	2005 Semi-Annual Report

Information About Your Fund

As you may be aware, several issues in the mutual fund industry have recently come under the scrutiny of federal and state regulators. The Fund’s Manager and some of its affiliates have received requests for information from various government regulators regarding market timing, late trading, fees, and other mutual fund issues in connection with various investigations. The regulators appear to be examining, among other things, the Fund’s response to market timing and shareholder exchange activity, including compliance with prospectus disclosure related to these subjects. The Fund has been informed that the Manager and its affiliates are responding to those information requests, but are not in a position to predict the outcome of these requests and investigations.

Important information concerning the Fund and its Manager with regard to recent regulatory developments is contained in the “Additional Information” note in the Notes to the Financial Statements included in this report.

Looking for Additional Information?

The Fund is traded under the symbol “SBI” and its closing market price is available in most newspapers under the AMEX listings. The daily NAV is available on-line under symbol XSBIX. Barron’s and The Wall Street Journal’s Monday editions carry closed-end fund tables that will provide additional information. In addition, the Fund issues a quarterly press release that can be found on most major financial websites as well as www.citigroupam.com.

In a continuing effort to provide information concerning the Fund, shareholders may call 1-888-735-6507, Monday through Friday from 8:00 a.m. to 6:00 p.m. Eastern Time, for the Fund’s current net asset value, market price, and other information.

As always, thank you for your confidence in our stewardship of your assets. We look forward to helping you continue to meet your financial goals.

Sincerely,

R. Jay Gerken, CFA
Chairman, President and Chief Executive Officer

August 2, 2005

Intermediate Muni Fund, Inc.	3

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

RISKS: Keep in mind the Fund’s investments are subject to interest rate and credit risks. As interest rates rise, bond prices fall, reducing the value of the Fund’s share price. Lower-rated, higher yielding bonds, known as “junk bonds”, are subject to greater credit risk, including the risk of default, than higher-rated obligations. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance.

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

[i]	Gross domestic product is a market value of goods and services produced by labor and property in a given country.
ii

The Federal Reserve Board is responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iii	The federal funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans.
iv	The Lehman Brothers Municipal Bond Index is a broad measure of the municipal bond market with maturities of at least one year.
[v]

The Lehman Brothers Aggregate Bond Index is a broad-based bond index comprised of Government, Corporate, Mortgage and Asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

vi

NAV is calculated by subtracting total liabilities and outstanding preferred stock from the closing value of all securities held by the Fund (plus all other assets) and dividing the result (total net assets) by the total number of the common shares outstanding. The NAV fluctuates with changes in the market prices of securities in which the Fund has invested. However, the price at which an investor may buy or sell shares of the Fund is at the Fund’s market price as determined by supply of and demand for the Fund’s shares.

4	2005 Semi-Annual Report

Take Advantage of the Fund’s Dividend Reinvestment Plan!

As an investor in the Fund, you can participate in its Dividend Reinvestment Plan (“Plan”), a convenient, simple and efficient way to reinvest your dividends and capital gains distributions, if any, in additional shares of the Fund. Below is a short summary of how the Plan works.

Plan Summary

If you are a Plan participant who has not elected to receive your dividends in the form of a cash payment, then your dividend and capital gain distributions will be reinvested automatically in additional shares of the Fund.

The number of common stock shares of the Fund you will receive in lieu of a cash dividend is determined in the following manner. If the market price of the common stock is equal to or exceeds the net asset value per share (“NAV”) on the determination date, you will be issued shares by the Fund at a price reflecting the NAV, or 95% of the market price, whichever is greater.

If the market price is less than the NAV at the time of valuation (the close of business on the determination date), PFPC Inc. (“Plan Agent”) will buy common stock for your account in the open market.

If the Plan Agent begins to purchase additional shares in the open market and the market price of the shares subsequently rises above the previously determined NAV before the purchases are completed, the Plan Agent will attempt to terminate purchases and have the Fund issue the remaining dividend or distribution in shares at the greater of the previously determined NAV or 95% of the market price. In that case, the number of Fund shares you receive will be based on the weighted average of prices paid for shares purchased in the open market and the price at which the Fund issues the remaining shares.

A more complete description of the current Plan appears in the section of this report beginning on page 34. To find out more detailed information about the Plan and about how you can participate, please call PFPC Inc. at (800) 331-1710.

Intermediate Muni Fund, Inc.	5

Fund at a Glance (unaudited)

Investment Breakdown

6	2005 Semi-Annual Report

Schedule of Investments (unaudited)	June 30, 2005

FACE AMOUNT	RATING‡	SECURITY	VALUE

MUNICIPAL BONDS — 100.0%
Alabama — 3.2%
$3,000,000	AAA	Alabama State Public School & College Authority, FSA-Insured, 5.125% due 11/1/15 (a)	$3,207,120
1,225,000	AAA	Baldwin County, AL, Board of Education, Capital Outlay School Warrants, AMBAC-Insured, 5.000% due 6/1/20	1,322,620
259,127	AAA	Birmingham, AL, Medical Clinic Board Revenue, Baptist Medical Center, 8.300% due 7/1/08 (b)	279,528
1,000,000	AAA	Saraland, AL, GO, MBIA-Insured, 5.250% due 1/1/15	1,092,830

		Total Alabama	5,902,098

Alaska — 0.9%
1,000,000	NR	Alaska Industrial Development & Export Authority Revenue, Williams Lynxs Alaska Cargo Port LLC, 8.000% due 5/1/23 (c)	1,066,860
500,000	AAA	Anchorage, AK, GO, Refunding, FGIC-Insured, 6.000% due 10/1/14	595,280

		Total Alaska	1,662,140

Arizona — 1.1%
1,000,000	A2(d)	Arizona Educational Loan Marketing Corp. Educational Loan Revenue, Sub-Series, 6.625% due 9/1/05 (c)	1,006,070
		Maricopa County, AZ, Hospital Revenue:
130,000	AAA	Samaritan Health Service, 7.625% due 1/1/08 (b)	136,963
684,000	AAA	St. Lukes Medical Center, 8.750% due 2/1/10 (b)	780,512
90,000	AAA	Pima County, AZ, IDA, Single-Family Housing Authority Revenue, Series A, GNMA/FNMA-Insured, FHLMC-Collateralized, 7.100% due 11/1/29 (c)	92,541

		Total Arizona	2,016,086

Arkansas — 1.5%
1,500,000	BBB	Arkansas State Development Finance Authority Hospital
		Revenue, Washington Regional Medical Center,
		Call 2/1/10 @ 100, 7.000% due 2/1/15	1,694,190
1,000,000	BB+	Warren County, AR, Solid Waste Disposal Revenue, Potlatch Corp. Project, 7.000% due 4/1/12 (c)	1,115,510

		Total Arkansas	2,809,700

California — 5.7%
1,500,000	NR	Barona Band of Mission Indians, CA, 8.250% due 1/1/20	1,583,460
3,000,000	AA-	California State Economic Recovery, GO, Series A,
		5.000% due 7/1/17 (a)	3,219,330
795,000	NR	California Statewide COP Community Development Revenue, Refunding Hospital Triad Healthcare, 6.250% due 8/1/06 (b)	811,274
15,000	NR	Loma Linda, CA, Community Hospital Corp. Revenue, First
		Mortgage, 8.000% due 12/1/08 (b)	17,350
		Los Angeles, CA:
1,115,000	NR	COP Hollywood Presbyterian Medical Center, INDLC-Insured, 9.625% due 7/1/13 (b)	1,398,533
1,000,000	AAA	Unified School District, Series A, MBIA-Insured,
		5.375% due 7/1/18 (b)	1,123,720
1,450,000	AAA	Morgan Hill, CA, USD, FGIC-Insured, 5.750% due 8/1/17	1,661,193

See Notes to Financial Statements.

Intermediate Muni Fund, Inc.	7

Schedule of Investments (unaudited) (continued)	June 30, 2005

FACE AMOUNT	RATING‡	SECURITY	VALUE

California — 5.7% (continued)
$365,000	AAA	San Francisco, CA, Airport Improvement Corp. Lease Revenue, United Airlines, Inc., 8.000% due 7/1/13 (b)	$434,189
120,000	AAA	San Leandro, CA, Hospital Revenue, Vesper Memorial Hospital, 11.500% due 5/1/11 (b)	153,660

		Total California	10,402,709

Colorado — 5.1%
1,860,000	Aaa(d)	Broomfield, CO, COP, Open Space Park & Recreation Facilities, AMBAC-Insured, 5.500% due 12/1/20 (a)	2,038,746
		Colorado Educational & Cultural Facilities Authority Revenue Charter School:
1,000,000	Ba1(d)	Bromley East Project, Series A, Call 9/15/11 @ 100, 7.000% due 9/15/20	1,208,100
1,155,000	AAA	Bromley School Project, XLCA-Insured, 5.125% due 9/15/20	1,267,890
1,350,000	AAA	Refunding & Improvement, University Lab School, XLCA-Insured, 5.250% due 6/1/24	1,474,240
500,000	Baa2(d)	University Lab School Project Call 6/1/11 @ 100, 6.125% due 6/1/21 (e)	578,660
710,000	BBB	Denver, CO, Health & Hospital Authority, Series A, 6.250% due 12/1/16	768,980
1,765,000	AAA	Pueblo, CO, Bridge Waterworks Water Revenue Improvement, Series A, FSA-Insured, 6.000% due 11/1/14 (a)	2,017,871

		Total Colorado	9,354,487

Connecticut — 3.3%
2,000,000	AA	Connecticut State Health & Educational Facilities Authority Revenue, Bristol Hospital, Series B, 5.500% due 7/1/21 (a)	2,235,320
1,855,000	A	Connecticut State Special Obligation Parking Revenue, Bradley International Airport, Series A, ACA-Insured, 6.375% due 7/1/12 (a)(c)	2,048,106
1,500,000	AAA	Connecticut State Special Tax Obligation Revenue, RITES, Series A, FSA-Insured, 8.264% due 10/1/09 (f)	1,830,270

		Total Connecticut	6,113,696

Florida — 4.2%
235,000	AAA	Lee County, FL, Southwest Florida Regional Airport Revenue, MBIA-Insured, 8.625% due 10/1/09 (b)	263,520
1,625,000	AAA	Lee Memorial Health Systems Board of Directors, Florida Hospital Revenue RITES, FSA-Insured, 6.525% due 4/1/10 (a)(f)	2,039,472
2,000,000	NR	Old Palm Community Development District, FL, Palm Beach Gardens, Series B, 5.375% due 5/1/14 (a)	2,060,000
		Orange County, FL, Health Facilities Authority Revenue:
700,000	NR	First Mortgage Healthcare Facilities, 8.750% due 7/1/11	707,413
1,500,000	A	Hospital Adventist Health Systems, 6.250% due 11/15/24	1,702,980
545,000	Aaa(d)	Southern Adventist Hospital, Adventist Health Systems, 8.750% due 10/1/09 (b)	612,776

See Notes to Financial Statements.

8	2005 Semi-Annual Report

Schedule of Investments (unaudited) (continued)	June 30, 2005

FACE AMOUNT	RATING‡	SECURITY	VALUE

Florida — 4.2% (continued)
$310,000	NR	Sanford, FL, Airport Authority Industrial Development Revenue, Central Florida Terminals Inc. Project A, 7.500% due 5/1/06 (c)	$310,239

		Total Florida	7,696,400

Georgia — 3.8%
970,000	Aaa(d)	Athens, GA, Housing Authority Student Housing Lease Revenue, University of Georgia East Campus, AMBAC-Insured, 5.250% due 12/1/23	1,054,759
650,000	A-	Chatham County, GA, Hospital Authority Revenue, Hospital Memorial Health Medical Center, Series A, 6.000% due 1/1/17	716,787
1,000,000	AAA	Gainesville, GA, Water & Sewer Revenue, FSA-Insured, 5.375% due 11/15/20	1,093,490
500,000	A	Georgia Municipal Electric Authority, Power System Revenue, Series X, 6.500% due 1/1/12	565,385
1,000,000	AAA	Griffin, GA, Combined Public Utilities Revenue, Refunding & Improvement, AMBAC-Insured, 5.000% due 1/1/21	1,087,840
2,120,000	AAA	Metropolitan Atlanta Rapid Transit Georgia Sales Tax Revenue, Series E, 7.000% due 7/1/11 (a)	2,476,732

		Total Georgia	6,994,993

Illinois — 6.0%
535,000	NR	Bourbonnais, IL, Industrial Development Revenue, Refunding Kmart Corp. Project, 6.600% due 10/1/06 (g)	5,350
1,500,000	AAA	Chicago, IL, O’Hare International Airport Revenue, Refunding Bonds, Lien A-2, FSA-Insured, 5.750% due 1/1/19 (c)	1,709,310
1,000,000	AAA	Cicero, IL, Tax Increment, Series A, XLCA-Insured, 5.250% due 1/1/21	1,088,800
1,080,000	AAA	Glendale Heights, IL, Hospital Revenue, Refunding Glendale Heights Project, Series B, 7.100% due 12/1/15 (b)	1,288,623
1,000,000	AA	Harvey, IL, GO, Radian-Insured, 6.700% due 2/1/09	1,012,950
500,000	BBB	Illinois Development Finance Authority Revenue, Chicago Charter School Foundation Project A, 5.250% due 12/1/12	523,365
380,000	A	Illinois DFA Revenue/Debt Restructure-East St. Louis, 6.875% due 11/15/05	384,739
		Illinois Health Facilities Authority Revenue:
530,000	AAA	Methodist Medical Center of Illinios Project, 9.000% due 10/1/10 (b)	606,426
515,000	AAA	Ravenswood Hospital Medical Center Project, 7.250% due 8/1/06 (b)	527,545
1,300,000	BB+	Refunding Friendship Village Schaumburg, 6.650% due 12/1/06	1,307,735
1,310,000	AAA	Kane County, IL, GO, FGIC-Insured, 5.500% due 1/1/14	1,476,435

See Notes to Financial Statements.

Intermediate Muni Fund, Inc.	9

Schedule of Investments (unaudited) (continued)	June 30, 2005

FACE AMOUNT	RATING‡	SECURITY	VALUE

Illinois — 6.0% (continued)
		Mount Veron, IL, Elderly Housing Corp. First Lien Revenue:
$235,000	Ba3(d)	7.875% due 4/1/06	$235,085
250,000	Ba3(d)	7.875% due 4/1/07	250,280
270,000	Ba3(d)	7.875% due 4/1/08	270,238
1,000,000	Aaa(d)	Will County, IL, GO, School District North 122 New Lenox, Capital Appreciation Refunding School, Series D, FSA-Insured, zero coupon bond to yield 5.188% due 11/1/24	410,670

		Total Illinois	11,097,551

Indiana — 0.7%
800,000	AAA	Ball State University Indiana University Revenue, Student Fee, Series K, FGIC-Insured, 5.750% due 7/1/20	894,288
285,000	AAA	Madison County, IN, Hospital Authority Facilities Revenue, Community Hospital of Anderson Project, 9.250% due 1/1/10 (b)	327,841

		Total Indiana	1,222,129

Iowa — 1.3%
1,000,000	A1(d)	Iowa Finance Authority, Health Care Facilities Revenue, Genesis Medical Center, 6.250% due 7/1/20	1,092,290
1,035,000	AAA	Muscatine, IA, Electric Revenue, 9.700% due 1/1/13 (b)	1,296,752

		Total Iowa	2,389,042

Kansas — 1.9%
1,000,000	BBB	Burlington, KS, Environmental Improvement Revenue, Kansas City Power & Light Project, Refunding, 4.750% due 9/1/15	1,031,830
2,245,000	AA	Johnson County, KS, Union School District, Series A, 5.125% due 10/1/20 (a)	2,435,196

		Total Kansas	3,467,026

Louisiana — 1.6%
650,000	AAA	Calcasieu Parish, LA, Memorial Hospital Service District Hospital Revenue, Lake Charles Memorial Hospital Project, Series A, CONNIE LEE-Insured, 7.500% due 12/1/05	661,609
320,000	AAA	Louisiana Public Facilities Authority Hospital Revenue, Southern Baptist Hospital, Inc. Project, Aetna-Insured, 8.000% due 5/15/12 (b)	373,296
1,690,000	AAA	Monroe, LA, Sales & Use Tax Revenue, FGIC-Insured, 5.625% due 7/1/25	1,892,580

		Total Louisiana	2,927,485

Maryland — 1.8%
1,000,000	AAA	Maryland State Health & Higher Educational Facilities Authority Revenue, Refunding Mercy Medical Center, FSA-Insured, 6.500% due 7/1/13	1,163,610
2,000,000	AAA	Montgomery County, MD, GO, 5.250% due 10/1/14 (a)	2,226,020

		Total Maryland	3,389,630

See Notes to Financial Statements.

10	2005 Semi-Annual Report

Schedule of Investments (unaudited) (continued)	June 30, 2005

FACE AMOUNT	RATING‡	SECURITY	VALUE

Massachusetts — 6.7%
$875,000	AAA	Boston, MA, Water & Sewer Commission Revenue, 10.875% due 1/1/09 (b)	$1,011,369
1,130,000	Aaa(d)	Lancaster, MA, GO, AMBAC-Insured, 5.375% due 4/15/17	1,268,594
1,500,000	AAA	Massachusetts State, RITES, Series PA 993-R,
		MBIA-Insured, 8.484% due 5/1/09 (f)	1,864,470
		Massachusetts State Development Finance Agency Revenue:
500,000	A	Curry College, Series A, ACA-Insured, 6.000% due 3/1/20	535,675
370,000	AAA	VOA Concord, Series A, GNMA-Collateralized, 6.700% due 10/20/21	429,004
1,000,000	BBB-	Massachusetts State Health & Educational Facilities Authority Revenue, Milford-Whitinsville Regional Hospital, Series D, 6.500% due 7/15/23	1,094,370
		Massachusetts State HEFA Revenue:
		Caritas Christi Obligation, Series B:
2,000,000	BBB	6.500% due 7/1/12 (a)	2,237,500
835,000	BBB	6.750% due 7/1/16	954,831
1,000,000	BBB+(h)	Winchester Hospital, Series E, Call 7/1/10 @ 101, 6.750% due 7/1/30 (e)	1,163,460
1,130,000	AAA	Massachusetts State Industrial Finance Agency Assisted Living Facility Revenue, Arbors at Amherst Project, GNMA-Collateralized, 5.750% due 6/20/17 (c)	1,231,361
500,000	A3(d)	New England Education Loan Marketing Corp., Massachusetts Student Loan Revenue, Sub-Issue H, 6.900% due 11/1/09 (c)	538,865

		Total Massachusetts	12,329,499

Michigan — 2.4%
1,000,000	AAA	Jenison, MI, Public Schools Building and Site, FGIC-Insured, 5.500% due 5/1/20	1,114,570
1,000,000	Aaa(d)	Memphis, MI, Community Schools GO, 5.150% due 5/1/19	1,053,700
1,000,000	A	Michigan State Hospital Finance Authority Revenue, Oakwood Obligated Group, 5.500% due 11/1/18	1,090,790
1,000,000	AAA	Walled Lake, MI, Consolidated School District, MBIA-Insured, 5.000% due 5/1/22	1,081,340

		Total Michigan	4,340,400

Missouri — 1.1%
1,000,000	AAA	Hazelwood, MO, School District, Missouri Direct Deposit Program, Series A, FGIC-Insured, 5.000% due 3/1/23	1,089,410
405,000	A-(h)	Lees Summit, MO, IDA Health Facilities Revenue, John Knox Village, 5.750% due 8/15/11	439,854
55,000	AAA	Missouri State Housing Development Community Mortgage Revenue, Series C, GNMA/FNMA-Collateralized, 7.450% due 9/1/27 (c)	56,982
395,000	AAA	Nevada, MO, Waterworks Systems Revenue, AMBAC-Insured, 10.000% due 10/1/10 (b)	471,460
5,000	AAA	St. Louis County, MO, Single-Family Mortgage Revenue, MBIA-Insured, 6.750% due 4/1/10	5,263

		Total Missouri	2,062,969

See Notes to Financial Statements.

Intermediate Muni Fund, Inc.	11

Schedule of Investments (unaudited) (continued)	June 30, 2005

FACE AMOUNT	RATING‡	SECURITY	VALUE

Nebraska — 1.5%
		NebHELP Inc. Nebraska Revenue:
$1,600,000	Aaa(d)	Series A-5A, MBIA-Insured, 6.200% due 6/1/13 (c)	$1,676,848
1,000,000	Aaa(d)	Series A-6, MBIA-Insured, 6.450% due 6/1/18 (c)	1,108,410

		Total Nebraska	2,785,258

Nevada — 0.6%
1,005,000	A-	Henderson Nevada Health Care Facilities Revenue, Catholic Health Care West, Series A, 6.200% due 7/1/09	1,101,611

New Hampshire — 0.5%
865,000	A	New Hampshire HEFA Revenue/Covenant Healthcare System, 6.500% due 7/1/17	994,689

New Jersey — 1.4%
1,855,000	AAA	Delaware River Port Authority Pennsylvania and New Jersey, RITES, FSA-Insured, 8.494% due 1/1/10 (a)(f)	2,325,762
170,000	AAA	Ringwood Borough, NJ, Sewer Authority Special Obligation, 9.875% due 7/1/13 (b)	211,519

		Total New Jersey	2,537,281

New Mexico — 0.2%
335,000	A(h)	New Mexico Educational Assistance Foundation Student Loan Revenue, First Sub-Series A2, 5.950% due 11/1/07 (c)	343,020

New York — 3.5%
1,015,000	NR	New York City, NY, IDA Civic Facility Revenue, Community Hospital Brooklyn, 6.875% due 11/1/10	1,055,803
1,760,000	AAA	New York State Dormitory Authority Revenue, Mental Health Services Facilities, 5.000% due 2/15/18 (a)	1,933,078
1,270,000	NR	Suffolk County, NY, IDA, Civic Facilities Revenue, Eastern Long Island Hospital Association, Series A, 7.750% due 1/1/22	1,330,008
2,000,000	AA-	Tobacco Settlement Financing Corp., New York, Asset-Backed, Series C-1, 5.500% due 6/1/14 (a)	2,147,680

		Total New York	6,466,569

North Carolina — 1.6%
210,000	AAA	Charlotte North Carolina Mortgage Revenue, Refunding Double Oaks Apartments, Series A, FNMA-Collateralized, 7.300% due 11/15/07	220,506
1,000,000	BBB	North Carolina Eastern Municipal Power Agency, Power System Revenue, Series D, 6.450% due 1/1/14	1,113,730
1,405,000	AAA	North Carolina Municipal Power Agency Number 1, Catawba Electricity Revenue, 10.500% due 1/1/10 (b)	1,666,190

		Total North Carolina	3,000,426

Ohio — 8.1%
1,370,000	AAA	Cleveland, OH, Waterworks Revenue, Series K, Call 1/1/12 @ 100, 5.250% due 1/1/21 (e)	1,531,619
1,520,000	BBB	Cuyahoga County, OH, Hospital Facilities Revenue, Canton, Inc. Project, 6.750% due 1/1/10	1,660,098
1,855,000	Aaa(d)	Highland, OH, Local School District GO, School Improvement, FSA-Insured, 5.750% due 12/1/19 (a)	2,125,682

See Notes to Financial Statements.

12	2005 Semi-Annual Report

Schedule of Investments (unaudited) (continued)	June 30, 2005

FACE AMOUNT	RATING‡	SECURITY	VALUE

Ohio — 8.1% (continued)
$1,000,000	Aaa(d)	Kettering, OH, City School District, School Improvement, FSA-Insured, 5.000% due 12/1/19	$1,095,750
		Lake County, OH, Hospital Improvement Revenue:
255,000	AAA	Lake County Memorial Hospital Project, 8.625% due 11/1/09 (b)	286,582
135,000	NR	Ridgecliff Hospital Project, 8.000% due 10/1/09 (b)	149,404
180,000	AAA	Lima, OH, Hospital Revenue, St. Rita Hospital of Lima, 7.500% due 11/1/06 (b)	186,446
1,500,000	BB+	Ohio State, OH, Air Quality Development Authority Revenue, Refunding, Cleveland Pollution Control, Series A, 6.000% due 12/1/13	1,593,360
3,010,000	AA+	Ohio State GO, Conservation Project, Series A, 5.250% due 9/1/13 (a)	3,307,027
		Ohio State Water Development Authority Revenue:
2,315,000	AAA	9.375% due 12/1/10 (b)(i)	2,633,011
290,000	AAA	Safe Water, Series 3, 9.000% due 12/1/10 (b)	329,481

		Total Ohio	14,898,460

Oklahoma — 0.7%
55,000	AAA	Oklahoma State Industries Authority Revenue, Hospital Oklahoma Health Care Corp., Series A, Call 5/1/07 @ 100, 9.125% due 11/1/08 (e)	59,770
350,000	BBB(h)	Tulsa, OK, Housing Assistance Corp., Multi-Family Revenue, 7.250% due 10/1/07 (c)	350,703
		Tulsa, OK, Municipal Airport Trust Revenue, Refunding
		American Airlines, Series B, mandatory tender 12/1/08:
500,000	B-	5.650% due 6/1/35 (c)	476,500
500,000	B-	6.000% due 12/1/35 (c)	481,695

		Total Oklahoma	1,368,668

Oregon — 1.5%
1,200,000	BBB(h)	Klamath Falls, OR, International Community Hospital Authority Revenue, Merle West Medical Center Project, 8.000% due 9/1/08 (b)	1,287,264
1,355,000	NR	Wasco County, OR, Solid Waste Disposal Revenue, Waste Connections, Inc. Project, 7.000% due 3/1/12 (c)	1,460,582

		Total Oregon	2,747,846

Pennsylvania — 5.3%
865,000	AAA	Conneaut, PA, School District GO, AMBAC-Insured, 9.500% due 5/1/12 (b)	1,043,848
1,000,000	Aaa(d)	Harrisburg, PA, Parking Authority Parking Revenue, FSA-Insured, 5.500% due 5/15/20	1,113,230
1,365,000	AA	Northampton County, PA, IDA Revenue, Mortgage Moravian Hall Square Project, Radian-Insured, 5.500% due 7/1/19	1,495,835
1,000,000	AAA	Pennsylvania State IDA Revenue, Economic Development, AMBAC-Insured, 5.500% due 7/1/21	1,119,620
100,000	AAA	Philadelphia, PA, Hospital Authority Revenue, Thomas Jefferson University Hospital, 7.000% due 7/1/08 (b)	105,911

See Notes to Financial Statements.

Intermediate Muni Fund, Inc.	13

Schedule of Investments (unaudited) (continued)	June 30, 2005

FACE AMOUNT	RATING‡	SECURITY	VALUE

Pennsylvania — 5.3% (continued)
$1,000,000	AAA	Philadelphia, PA, School District, Series A, FSA-Insured, Call 2/1/12 @ 100, 5.500% due 2/1/23 (e)	$1,130,850
2,000,000	AAA	Philadelphia, PA, Water & Wastewater, Series B, FGIC-Insured, 5.250% due 11/1/14 (a)	2,235,120
1,350,000	AAA	Pittsburgh, PA, School District GO, FSA-Insured, 5.375% due 9/1/16	1,565,757

		Total Pennsylvania	9,810,171

Puerto Rico — 0.9%
1,500,000	BBB-	Puerto Rico Housing Bank & Finance Agency, 7.500% due 12/1/06	1,581,360

Rhode Island — 0.6%
1,000,000	AA	Central Falls, RI, GO, Radian-Insured, 5.875% due 5/15/15	1,113,630

South Carolina — 3.5%
135,000	AAA	Anderson County, SC, Hospital Facilities Revenue, 7.125% due 8/1/07	140,867
1,445,000	AA-	Charleston, SC, Waterworks & Sewer Revenue, 5.250% due 1/1/16	1,594,355
		Greenville County, SC, School District Installment Purchase
		Revenue, Building Equity Sooner for Tomorrow:
2,000,000	AA-	6.000% due 12/1/21 (a)	2,267,560
2,000,000	AA-	Call 12/1/12 @ 101, 5.875% due 12/1/19 (a)(e)	2,349,980

		Total South Carolina	6,352,762

South Dakota — 1.9%
2,400,000	Aa2(d)	Minnehana County, SD, Limited Tax Certificates, Call 12/1/10 @ 100, 5.625% due 12/1/20 (a)(e)	2,663,952
795,000	A	South Dakota Economic Development Finance Authority, Economic Development Revenue, APA Optics, Series A, 6.750% due 4/1/16 (c)	829,296

		Total South Dakota	3,493,248

Tennessee — 0.7%
530,000	AAA	Jackson, TN, Water & Sewer Revenue, 7.200% due 7/1/12 (b)	598,110
445,000	A2(d)	Mcminnville, TN, Housing Authority Revenue, Refunding First Mortgage Beersheba Heights, 6.000% due 10/1/09	466,525
145,000	AAA	Metropolitan Nashville, TN, Airport Authority Tennessee Airport Revenue, MBIA-Insured, 7.500% due 7/1/05 (b)	145,000

		Total Tennessee	1,209,635

Texas — 9.6%
1,000,000	Baa1(d)	Bexar County, TX, Housing Finance Corp., MFH Revenue, Series A, American Opportunity For Housing-Nob Hill Apartments LLC, 6.000% due 6/1/21	1,018,170
2,000,000	Aa3(d)	Brazos River, TX, Harbor Navigation District, BASF Corp. Project, 6.750% due 2/1/10 (a)	2,292,220
2,000,000	AAA	Dallas, TX, Area Rapid Transit Sales Tax Revenue, Senior Lien, AMBAC-Insured, 5.375% due 12/1/16 (a)	2,212,160

See Notes to Financial Statements.

14	2005 Semi-Annual Report

Schedule of Investments (unaudited) (continued)	June 30, 2005

FACE AMOUNT	RATING‡	SECURITY	VALUE

Texas — 9.6% (continued)
		Dallas-Fort Worth, TX:
$1,500,000	CCC	International Airport Facility, Improvement Corp. Revenue, American Airlines Inc., Series C, Refunding, American Airlines, Series C, 5/1/29 mandatory tender, 6.150% due 11/1/07 (c)	$1,412,505
1,000,000	AAA	International Airport Revenue, Refunding, Series B, FSA-Insured, 5.500% due 11/1/20	1,097,720
		El Paso, TX, Water & Sewer Revenue, Refunding & Improvement Series A, FSA-Insured:
955,000	AAA	6.000% due 3/1/15 (e)	1,112,804
45,000	AAA	6.000% due 3/1/15	51,854
		El Paso County, TX, Housing Finance Corp.:
275,000	Baa3(d)	La Plaza Apartments, Sub-Series C, 8.000% due 7/1/30	284,097
360,000	A3(d)	MFH Revenue, Series A, American Village Communities,
		6.250% due 12/1/24	375,325
2,000,000	AA	Fort Worth, TX, Water & Sewer Revenue, Call 2/15/12 @ 100,
		5.625% due 2/15/17 (a)(e)	2,277,820
585,000	AAA	Grand Prairie, TX, Housing Finance Corp., MFH Revenue, Landings of Carrier Project, Series A, GNMA-Collateralized, 6.650% due 9/20/22	660,635
1,000,000	AAA	Harris County, TX, Hospital District Revenue, MBIA-Insured, 6.000% due 2/15/15	1,126,930
1,900,000	NR	IAH Public Facilities Corp. Project Revenue, 7.000% due 5/1/15	1,903,743
1,000,000	AAA	Southwest Higher Education Authority, Inc., Southern Methodist University Project, AMBAC-Insured, 5.500% due 10/1/19	1,125,460
315,000	Aaa(d)	Tarrant County, TX, Hospital Authority Revenue, Adventist Health System-Sunbelt, 10.250% due 10/1/10 (b)	376,869
275,000	AAA	Texas State Department Housing Community Affairs Home Mortgage Revenue, RIBS Series C-2, GNMA/FNMA/ FHLMC-Collateralized, 6.650% due 7/14/05 (c)(j)	275,979
130,000	Baa1(d)	Tom Green County, TX, Hospital Authority, 7.875% due 2/1/06 (b)	133,787

		Total Texas	17,738,078

Utah — 1.8%
1,580,000	Aaa(d)	Salt Lake & Sandy, UT, Metropolitan Water District Revenue, Series A, AMBAC-Insured, 5.000% due 7/1/24	1,704,962
		Spanish Fork City, UT, Water Revenue, FSA-Insured:
350,000	Aaa(d)	5.500% due 6/1/16	399,028
1,135,000	Aaa(d)	Call 6/1/12 @ 100, 5.500% due 6/1/16	1,272,358

		Total Utah	3,376,348

Virginia — 0.5%
1,000,000	B2(d)	Rockbridge County, VA, IDA, Revenue, Virginia Horse Center Foundation, Series C, 6.850% due 7/15/21	960,690

See Notes to Financial Statements.

Intermediate Muni Fund, Inc.	15

Schedule of Investments (unaudited) (continued)	June 30, 2005

FACE AMOUNT	RATING‡	SECURITY	VALUE

Washington — 2.0%
$1,250,000	Aaa(d)	Cowlitz County, WA, School District, No. 122 Longview, FSA-Insured, 5.500% due 12/1/19	$1,385,438
2,000,000	AAA	Energy Northwest Washington Electric Revenue, Project No. 3, Series A, FSA-Insured, 5.500% due 7/1/18 (a)	2,205,500

		Total Washington	3,590,938

West Virginia — 0.1%
115,000	AAA	Cabell Putnam & Wayne Counties, WV, Single-Family Residence Mortgage Revenue, FGIC-Insured, 7.375% due 4/1/10 (b)	126,576

Wisconsin — 1.2%
2,000,000	BBB	La Crosse, WI, Resource Recovery Revenue, Refunding Bonds, Northern States Power Co. Project, Series A, 6.000% due 11/1/21 (a)(c)	2,188,280

		TOTAL INVESTMENTS — 100.0%
		(Cost — $173,827,500#)	$183,963,584

‡	All ratings are by Standard & Poor’s Ratings Service, unless otherwise footnoted.
(a)	All or a portion of this security is segregated for open futures contracts.
(b)	Bonds are escrowed to maturity by government securities and are considered by the manager to be triple-A rated even if issuer has not applied for new ratings.
(c)	Income from this issue is considered a preference item for purposes of calculating the alternative minimum tax (AMT).
(d)	Rating by Moody’s Investors Service.
(e)	Pre-Refunded bonds are escrowed with government securities and are considered by the manager to be triple-A rated even if issuer has not applied for new ratings.
(f)	Residual interest tax-exempt securities — coupon varies inversely with level of short-term tax-exempt interest rates.
(g)	Security is currently in default.
(h)	Rating by Fitch Rating Service.
(i)	All or a portion of this security is held as collateral for open futures contracts.
(j)	Residual interest bonds — coupon varies inversely with level of short-term tax-exempt interest rates.
#	Aggregate cost for Federal income tax purposes is substantially the same.

See pages 18 through 20 for ratings and abbreviations.

See Notes to Financial Statements.

16	2005 Semi-Annual Report

Summary of Investments by Industry* (unaudited)
Education	15.3%
Hospital	13.6
Escrowed to Maturity	12.3
Pre-Refunded	12.2
Transportation	8.2
General Obligation	7.4
Utilities	4.2
Pollution Control	3.9
Water & Sewer	3.4
Tax Allocation	3.4
Lifecare Systems	3.2
Industrial Development	2.4
Housing: Multi-Family	2.0
Other	8.5

100.0%

* As a percentage of total investments.

Intermediate Muni Fund, Inc.	17

Bond Ratings (unaudited)

The definitions of the applicable rating symbols are set forth below:

Standard & Poor’s Ratings Service (“Standard & Poor’s”)—Ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (–) sign to show relative standings within the major rating categories.

AAA	—	Bonds rated “AAA” have the highest rating assigned by Standard & Poor’s. Capacity to pay interest and repay principal is extremely strong.
AA	—	Bonds rated “AA” have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in a small degree.
A	—

Bonds rated “A” have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB	—

Bonds rated “BBB” are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.

BB, B, CCC and CC	—

Bonds rated “BB”, “B”, “CCC” and “CC” are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. “BB” represents a lower degree of speculation than “B”, and “CC” the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

D	—	Bonds rated “D” are in default and payment of interest and/or repayment of principal is in arrears.

Moody’s Investors Service (“Moody’s”)—Numerical modifiers 1, 2 and 3 may be applied to each generic rating from “Aa” to “Caa,” where 1 is the highest and 3 the lowest ranking within its generic category.

Aaa	—

Bonds rated “Aaa” are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edge.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa	—

Bonds rated “Aa” are judged to be of high quality by all standards. Together with the “Aaa” group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in “Aaa” securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in “Aaa” securities.

A	—

Bonds rated “A” possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa	—

Bonds rated “Baa” are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba	—

Bonds rated “Ba” are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and therefore not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

18	2005 Semi-Annual Report

Bond Ratings (unaudited) (continued)

B	—

Bonds rated “B” generally lack characteristics of desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa	—	Bonds rated “Caa” are of poor standing. These may be in default, or present elements of danger may exist with respect to principal or interest.
Ca	—	Bonds rated “Ca” represent obligations which are speculative in a high degree. Such issues are often in default or have other marked short-comings.

Fitch Rating Service (“Fitch”)—Ratings from “AAA” to “CC” may be modified by the addition of a plus (+) or minus (–) sign to show relative standings within the major rating categories.

AAA	—	Bonds rated “AAA” have the highest rating assigned by Fitch. Capacity to pay interest and repay principal is extremely strong.
AA	—	Bonds rated “AA” have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in a small degree.
A	—

Bonds rated “A” have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB	—

Bonds rated “BBB” are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.

BB, B, CCC and CC	—

Bonds rated “BB”, “B”, “CCC” and “CC” are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. “BB” represents a lower degree of speculation than “B”, and “CC” the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

NR	—	Indicates that the bond is not rated by Standard & Poor’s, Moody’s, or Fitch.

Short-Term Security Ratings (unaudited)

SP-1	—

Standard & Poor’s highest rating indicating very strong or strong capacity to pay principal and interest; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.

A-1	—

Standard & Poor’s highest commercial paper and variable-rate demand obligation (VRDO) rating indicating that the degree of safety regarding timely payment is either overwhelming or very strong; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.

VMIG 1	—	Moody’s highest rating for issues having a demand feature— VRDO.
P-1	—	Moody’s highest rating for commercial paper and for VRDO prior to the advent of the VMIG 1 rating.
F-1	—

Fitch’s highest rating indicating the strongest capacity for timely payment of financial commitments; those issues determined to possess overwhelming strong credit feature are denoted with a plus (+) sign.

Intermediate Muni Fund, Inc.	19

Abbreviations* (unaudited)

ACA	—	American Capital Assurance	HEFA	—	Health & Educational Facilities Authority
AMBAC	—	Ambac Assurance Corporation	IDA	—	Industrial Development Authority
CONNIE	—	College Construction Loan	INDLC	—	Industrial Indemnity Company
LEE		Insurance Association	MBIA	—	Municipal Bond Investors Assurance Corporation
COP	—	Certificate of Participation	MFH	—	Multi-Family Housing
DFA	—	Development Finance Agency	Radian	—	Radian Asset Assurance Inc.
FGIC	—	Financial Guaranty Insurance Company	RIBS	—	Residual Interest Bonds
FHLMC	—	Federal Home Loan Mortgage Corporation	RITES	—	Residual Interest Tax-Exempt Securities
FNMA	—	Federal National Mortgage Association	USD	—	Unified School District
FNMA	—	Federal National Mortgage Association	VA	—	Veterans Administration
FSA	—	Financial Security Assurance	XLCA	—	XL Capital Assurance
GNMA	—	Government National Mortgage Association
GO	—	General Obligation

* Abbreviations may or may not appear in the Schedule of Investments.

20	2005 Semi-Annual Report

Statement of Assets and Liabilities (unaudited)	June 30, 2005

ASSETS:
Investments, at value (Cost — $173,827,500)	$183,963,584
Interest receivable	3,127,431
Receivable for securities sold	1,195,000
Prepaid expenses	24,090

Total Assets	188,310,105

LIABILITIES:
Due to custodian	752,883
Payable to broker — variation margin on open futures contracts	296,875
Management fee payable	92,543
Distributions payable to Municipal Auction Rate
Cumulative Preferred Stockholders	10,161
Directors’ fees payable	9,280
Accrued expenses	94,244

Total Liabilities	1,255,986

Series M Municipal Auction Rate Cumulative Preferred Stock
(2,000 shares authorized and issued at $25,000 per share) (Note 4)	50,000,000

Total Net Assets	$137,054,119

NET ASSETS:
Par value ($0.001 par value; 14,032,784 shares issued and outstanding;
100,000,000 shares authorized)	$14,033
Paid-in capital in excess of par value	141,521,690
Undistributed net investment income	450,269
Accumulated net realized loss on investment transactions and
futures contracts	(13,849,207)
Net unrealized appreciation of investments and futures contracts	8,917,334

Total Net Assets	$137,054,119

Shares Outstanding	14,032,784

Net Asset Value	$9.77

See Notes to Financial Statements.

Intermediate Muni Fund, Inc.	21

Statement of Operations (unaudited)

For the Six Months Ended June 30, 2005

INVESTMENT INCOME:
Interest	$4,918,774

EXPENSES:
Management fee (Note 2)	563,254
Auction participation fees (Note 4)	62,058
Transfer agent fees	27,150
Shareholder reports	24,703
Custody	23,530
Legal fees	17,376
Listing fees	15,418
Audit and tax	13,439
Insurance	5,504
Directors’ fees	2,715
Miscellaneous expenses	9,842

Total Expenses	764,989

Net Investment Income	4,153,785

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND FUTURES CONTRACTS (NOTES 1 AND 3):
Net Realized Loss From:
Investment transactions	(846,963)
Futures contracts	(3,846,468)

Net Realized Loss	(4,693,431)

Change in Net Unrealized Appreciation/Depreciation From:
Investments	1,604,653
Futures contracts	281,250

Change in Net Unrealized Appreciation/Depreciation	1,885,903

Net Loss on Investments and Futures Contracts	(2,807,528)

Distributions Paid to Municipal Auction Rate Cumulative Preferred
Stockholders From Net Investment Income	(541,491)

Increase in Net Assets From Operations	$804,766

See Notes to Financial Statements.

22	2005 Semi-Annual Report

Statements of Changes in Net Assets

For the Six Months Ended June 30, 2005 (unaudited)
and the Year Ended December 31, 2004

	2005	2004

OPERATIONS:
Net investment income	$4,153,785	$9,020,329
Net realized loss	(4,693,431)	(2,871,944)
Change in net unrealized appreciation/depreciation	1,885,903	(401,750)
Distributions paid to Municipal Auction Rate Cumulative
Preferred Stockholders from net investment income	(541,491)	(586,119)

Increase in Net Assets From Operations	804,766	5,160,516

DISTRIBUTIONS PAID TO COMMON STOCK
SHAREHOLDERS FROM:
Net investment income	(4,294,032)	(8,585,218)

Decrease in Net Assets From Distributions
Paid to Common Stock Shareholders	(4,294,032)	(8,585,218)

FUND SHARE TRANSACTIONS (NOTE 5):
Reinvestment of distributions	—	287,921

Increase in Net Assets From Fund Share Transactions	—	287,921

Decrease in Net Assets	(3,489,266)	(3,136,781)

NET ASSETS:
Beginning of period	140,543,385	143,680,166

End of period*	$137,054,119	$140,543,385

* Includes undistributed net investment income of:	$450,269	$1,132,007

See Notes to Financial Statements.

Intermediate Muni Fund, Inc.	23

Financial Highlights

For a share of capital stock outstanding throughout each year ended December 31, unless otherwise noted:

	2005(1)		2004		2003	2002	2001		2000

Net Asset Value,
Beginning of Period	$10.02		$10.26		$10.27	$10.21	$10.20		$9.89

Income (Loss) From Operations:
Net investment income	0.30		0.64		0.68	0.68	0.56	(2)	0.55
Net realized and unrealized gain (loss)	(0.20)		(0.23)		(0.03)	0.07	0.00	(2)(3)	0.28
Distributions paid to Municipal
Auction Rate Cumulative
Preferred Stockholders
from net investment
income	(0.04)		(0.04)		(0.05)	(0.05)	—		—

Total Income From Operations	0.06		0.37		0.60	0.70	0.56		0.83

Gain From Repurchase of Treasury Stock	—		—		—	—	0.00	(3)	0.02

Underwriting Commissions and
Offering Expenses for the
Issuance of Auction Rate
Cumulative Preferred Stock	—		—		—	(0.06)	—		—

Distributions Paid To Common
Stock Shareholders From:
Net investment income	(0.31)		(0.61)		(0.61)	(0.58)	(0.55)		(0.54)

Net Asset Value,
End of Period	$9.77		$10.02		$10.26	$10.27	$10.21		$10.20

Market Price,
End of Period	$9.67		$9.36		$10.19	$9.56	$9.75		$8.81

Total Return, Based on
Net Asset Value(4)	0.73%		3.99%		6.22%	6.73%	6.01%		9.68%

Total Return, Based on
Market Price(4)	6.73%		(2.19	) %	13.33%	4.03%	17.17%		11.90%

Net Assets, End of
Period (millions)	$137		$141		$144	$144	$143		$143

Ratios to Average Net Assets:(5)
Expenses	1.11	% (6)	1.07%		1.07%	1.08%	0.80%		0.78%
Net investment income	6.01	(6)	6.34		6.55	6.59	5.35	(2)	5.47

Portfolio Turnover Rate	9%		32%		21%	49%	36%		45%

See Notes to Financial Statements.

24	2005 Semi-Annual Report

Financial Highlights (continued)

	2005(1)	2004	2003	2002	2001	2000

Municipal Auction Rate Cumulative
Preferred Stock:(7)
Total Amount Outstanding
(000s)	$50,000	$50,000	$50,000	$50,000	—	—
Asset Coverage Per Share	93,527	95,272	96,840	96,942	—	—
Involuntary Liquidating
Preference Per Share(8)	25,000	25,000	25,000	25,000	—	—
Average Market Value
Per Share(8)	25,000	25,000	25,000	25,000	—	—

(1)	For the six months ended June 30, 2005 (unaudited).
(2)

Effective January 1, 2001, the Fund adopted a change in the accounting method that requires the Fund to amortize premiums and accrete all discounts. Without the adoption of this change, for the year ended December 31, 2001, the ratio of net investment income, net realized and unrealized gain and the ratio of net investment income to average net assets would have been 5.31%. Per share information, ratios and supplemental data for the periods prior to January 1, 2001 have not been restated to reflect this change in presentation. In addition, the impact of this change to net investment income and net realized and unrealized gain was less than $0.01 per share.

(3)	Amount represents less than $0.01 per share.
(4)

The total return calculation assumes that distributions are reinvested in accordance with the Fund’s dividend reinvestment plan. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

(5)	Calculated on the basis of average net assets of common shareholders. Ratios do not reflect the effect of distribution payments to preferred shareholders.
(6)	Annualized.
(7)	On January 28, 2002, the Fund issued 2,000 shares of Series M Municipal Auction Rate Cumulative Preferred Stock at $25,000 per share.
(8)	Excludes accumulated and unpaid distributions.

See Notes to Financial Statements.

Intermediate Muni Fund, Inc.	25

Notes to Financial Statements (unaudited)

1.  Organization and Significant Accounting Policies

The Intermediate Muni Fund, Inc. (the “Fund”) was incorporated in Maryland and is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940 (“1940 Act”), as amended.

The following are significant accounting policies consistently followed by the Fund. These policies are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

(a) Investment Valuation. Securities are valued at the mean between the bid and asked prices provided by an independent pricing service that are based on transactions in municipal obligations, quotations from municipal bond dealers, market transactions in comparable securities and various relationships between securities. Securities for which market quotations are not readily available or where market quotations are determined not to reflect fair value, will be valued in good faith by or under the direction of the Fund’s Board of Directors. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates value.

(b) Financial Futures Contracts. The Fund may enter into financial futures contracts typically to hedge a portion of the portfolio. Upon entering into a financial futures contract, the Fund is required to deposit cash or securities as initial margin. Additional securities are also segregated up to the current market value of the financial futures contracts. Subsequent payments, known as variation margin, are made or received by the Fund each day, depending on the daily fluctuation in the value of the underlying financial instruments. The Fund recognizes an unrealized gain or loss equal to the daily variation margin. When the financial futures contracts are closed, a realized gain or loss is recognized equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund’s basis in the contracts.

The risks associated with entering into financial futures contracts include the possibility that a change in the value of the contract may not correlate with the changes in the value of the underlying instruments. In addition, investing in financial futures contracts involves the risk that the Fund could lose more than the original margin deposit and subsequent payments required for a futures transaction. Risk may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

26	2005 Semi-Annual Report

Notes to Financial Statements (unaudited) (continued)

(c) Security Transactions and Investment Income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults on an expected interest payment, the Fund’s policy is to generally halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default.

(d) Distributions to Shareholders. Distributions from net investment income for the Fund, if any, are declared and paid on a monthly basis. The Fund intends to satisfy conditions that will enable interest from municipals securities, which is exempt from federal and certain state income taxes, to retain such tax-exempt status when distributed to the shareholders of the Fund. Distributions of net realized gains, if any, are taxable and are declared at least annually. Distributions are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the holders of the Municipal Auction Rate Cumulative Preferred Stock shall be entitled to receive dividends in accordance with an auction that will normally be held weekly and out of the funds legally available to shareholders.

(e) Net Asset Value. The net asset value (“NAV”) of the Fund’s Common Stock is determined no less frequently than the close of business on the Fund’s last business day of each week (generally Friday) and on the last business day of the month. It is determined by dividing the value of the net assets available to Common Stock by the total number of shares of Common Stock outstanding. For the purpose of determining the NAV per share of the Common Stock, the value of the Fund’s net assets shall be deemed to equal the value of the Fund’s assets less (1) the Fund’s liabilities, and (2) the aggregate liquidation value (i.e., $25,000 per outstanding share) of the Municipal Auction Rate Cumulative Preferred Stock.

(f) Federal and Other Taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute substantially all of its taxable income and net realized gains on investments, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Fund’s financial statements.

(g) Reclassification. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share.

Intermediate Muni Fund, Inc.	27

Notes to Financial Statements (unaudited) (continued)

2.  Management Agreement and Other Transactions with Affiliates

Smith Barney Fund Management LLC (“SBFM”), an indirect wholly-owned subsidiary of Citigroup Inc. (“Citigroup”), acts as investment manager to the Fund. The Fund pays SBFM a management fee calculated at the annual rate of 0.60% of the Fund’s average daily net assets. For purposes of calculating the management fee, the liquidation value of any preferred stock of the Fund is not deducted in determining the Fund’s average daily net assets. This fee is calculated daily and paid monthly.

All officers and one Director of the Fund are employees of Citigroup or its affiliates and do not receive compensation from the Fund.

3.  Investments

During the six months ended June 30, 2005, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$17,242,909

Sales	18,352,379

At June 30, 2005, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$10,969,547
Gross unrealized depreciation	(833,463)

Net unrealized appreciation	$10,136,084

At June 30, 2005, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Loss

Contracts to Sell:
U.S. Treasury Bonds	500	9/05	$58,156,250	$59,375,000	$(1,218,750)

4.  Municipal Auction Rate Cumulative Preferred Stock

On January 28, 2002, the Fund issued 2,000 shares of Series M Municipal Auction Rate Cumulative Preferred Stock (“ARCPS”). The underwriting discount of $500,000 and offering expenses of $278,731 associated with the ARCPS offering were recorded as a reduction of the capital paid in excess of par value of

28	2005 Semi-Annual Report

Notes to Financial Statements (unaudited) (continued)

common stock for the year ended December 31, 2002. The ARCPS’ dividends are cumulative at a rate determined at an auction and the dividend period is typically 7 days. The dividend rates ranged from 1.50% to 2.90% during the six months ended June 30, 2005. At June 30, 2005, the dividend rate was 2.40%.

The ARCPS are redeemable under certain conditions by the Fund, or subject to mandatory redemption (if the Fund is in default of certain coverage requirements) at a redemption price equal to the liquidation preference, which is the sum of $25,000 per share plus accumulated and unpaid dividends.

The Fund is required to maintain certain asset coverages with respect to the ARCPS. If the Fund fails to maintain these coverages and does not cure any such failure within the required time period, the Fund is required to redeem a requisite number of the ARCPS in order to meet the applicable requirement. Additionally, failure to meet the foregoing asset coverage requirements would restrict the Fund’s ability to pay dividends to common shareholders.

Citigroup Global Markets Inc. (“CGM”) another indirect wholly-owned subsidiary of Citigroup, also currently acts as a broker/dealer in connection with the auction of ARCPS. After each auction, the auction agent will pay to each broker/dealer, from monies the Fund provides, a participation fee at the annual rate of 0.25% of the purchase price of the ARCPS that the broker/dealer places at the auction. For the six months ended June 30, 2005, CGM earned $62,058 as a participating broker/dealer.

5.  Capital Shares

Capital stock transactions were as follows:

	Six Months Ended June 30, 2005		Year Ended December 31, 2004

	Shares	Amount	Shares	Amount

Shares issued on reinvestment	—	—	28,034	$287,921

6.  Capital Loss Carryforward

On December 31, 2004, the Fund had, for federal income tax purposes, a net capital loss carryforward of $10,593,613 of which $37,946 expires in 2006, $1,896,634 expires in 2007, $513,580 expires in 2008, $4,046,539 expires in 2010, $569,469 expires in 2011 and $3,529,445 expires in 2012. This amount will be available to offset any future taxable capital gains.

Intermediate Muni Fund, Inc.	29

Notes to Financial Statements (unaudited) (continued)

7.  Additional Information

On May 31, 2005, the U.S. Securities and Exchange Commission (“SEC”) issued an order in connection with the settlement of an administrative proceeding against Smith Barney Fund Management LLC (“SBFM”) and Citigroup Global Markets Inc. (“CGMI”) relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds (the “Funds”).

The SEC order finds that SBFM and CGMI willfully violated Section 206(1) of the Investment Advisers Act of 1940 (“Advisers Act”). Specifically, the order finds that SBFM and CGMI knowingly or recklessly failed to disclose to the boards of the Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First Data”), the Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”), the Citigroup business unit that includes the fund’s investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange, among other things, for a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGMI. The order also finds that SBFM and CGMI willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Funds’ best interests and that no viable alternatives existed. SBFM and CGMI do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding.

The SEC censured SBFM and CGMI and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order requires Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan to be prepared by Citigroup and submitted within 90 days of the entry of the order for approval by the SEC. The order also requires that transfer agency fees received from the Funds since December 1, 2004 less certain expenses be placed in escrow and provides that a portion of such fees may be subsequently distributed in accordance with the terms of the order.

30	2005 Semi-Annual Report

Notes to Financial Statements (unaudited) (continued)

The order requires SBFM to recommend a new transfer agent contract to the Fund boards within 180 days of the entry of the order; if a Citigroup affiliate submits a proposal to serve as transfer agent or sub-transfer agent, an independent monitor must be engaged at the expense of SBFM and CGMI to oversee a competitive bidding process. Under the order, Citigroup also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004. That policy, as amended, among other things, requires that when requested by a Fund board, CAM will retain at its own expense an independent consulting expert to advise and assist the board on the selection of certain service providers affiliated with Citigroup.

At this time, there is no certainty as to how the proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made. Although there can be no assurance, Citigroup does not believe that this matter will have a material adverse effect on the Funds.

The Fund did not implement the transfer agent arrangement described above and therefore will not receive any portion of the distributions.

8.  Other Matters

On June 24, 2005, Citigroup announced that it has signed a definitive agreement under which Citigroup will sell substantially all of its worldwide asset management business to Legg Mason, Inc. (“Legg Mason”).

As part of this transaction, SBFM (the “Manager”), currently an indirect wholly owned subsidiary of Citigroup, would become an indirect wholly owned subsidiary of Legg Mason. The Manager is the investment manager to the Fund.

The transaction is subject to certain regulatory approvals, as well as other customary conditions to closing. Subject to such approvals and the satisfaction of the other conditions, Citigroup expects the transaction to be completed later this year.

Under the 1940 Act, consummation of the transaction will result in the automatic termination of the investment management contract between the Fund and the Manager. Therefore, the Fund’s Board of Directors will be asked to approve a new investment management contract between the Fund and the Manager. If approved by the Board, the new investment management contract will be presented to the shareholders of the Fund for their approval.

Subsequently, on August 1, 2005, the Board approved the new investment management contract between the Fund and the Manager.

Intermediate Muni Fund, Inc.	31

Financial Data (unaudited)

For a share of capital stock outstanding throughout each period:

Period	AMEX Closing Price*	Net Asset Value*	Distributions Paid	Reinvestment Price

Fiscal Year 2003
January	$9.45	$10.18	$0.051	$9.47
February	9.47	10.25	0.051	9.60
March	9.48	10.19	0.051	9.53
April	9.75	10.24	0.051	9.70
May	10.09	10.40	0.051	10.01
June	9.98	10.31	0.051	10.03
July	9.61	10.12	0.051	10.12
August	10.02	10.09	0.051	10.01
September	10.15	10.24	0.051	10.19
October	10.22	10.21	0.051	10.25
November	10.39	10.28	0.051	10.32
December	10.19	10.26	0.051	10.31

Fiscal Year 2004
January	10.41	10.27	0.051	10.29
February	10.49	10.36	0.051	10.41
March	10.49	10.19	0.051	10.25
April	9.20	10.08	0.051	9.24
May	9.57	10.02	0.051	9.60
June	9.23	9.99	0.051	9.39
July	9.65	10.06	0.051	9.61
August	9.64	10.12	0.051	9.59
September	9.37	10.10	0.051	9.67
October	9.55	10.09	0.051	9.69
November	9.40	10.02	0.051	9.65
December	9.36	10.02	0.051	9.45

Fiscal Year 2005
January	9.46	10.01	0.051	9.47
February	9.44	9.97	0.051	9.46
March	9.10	9.86	0.051	9.14
April	9.27	9.90	0.051	9.26
May	9.29	9.81	0.051	9.33
June	9.67	9.77	0.051	9.60

* On the last business day of the month.

32	2005 Semi-Annual Report

Additional Shareholder Information (unaudited)

Results of the Annual Meeting of Shareholders

The Annual Meeting of Shareholders of the Intermediate Muni Fund, Inc. was held on May 24, 2005, for the purpose of considering and voting upon the election of three Class II Directors, each for a two-year term and three Class III Directors, each for a three-year term. At the Meeting the holders of the Preferred Stock voting separately, voted on a Preferred Class Director. The following table provides information concerning the matters voted on at the Meeting.

Election of Directors*

Nominees	Votes For	Votes Withheld

CLASS II DIRECTORS

Paul Hardin
(Preferred Stockholders only)	178	4

Roderick C. Rasmussen	12,875,959	111,758

John P. Toolan	12,877,381	110,336

CLASS III DIRECTORS

Jane F. Dasher
(Preferred Stockholders only)	1,784	4

Lee Abraham	12,854,646	133,071

Donald R. Foley	12,881,108	106,609

*	The following Directors representing the balance of the Board of Directors continue to serve as Directors: R. Jay Gerken and Richard E. Hanson Jr.

Intermediate Muni Fund, Inc.	33

Dividend Reinvestment Plan (unaudited)

Under the Fund’s Dividend Reinvestment Plan (“Plan”), a shareholder whose shares of common stock are registered in his own name will have all distributions from the fund reinvested automatically by PFPC Inc. (“PFPC”), as purchasing agent under the plan, unless the shareholder elects to receive cash.  Distributions with respect to shares registered in the name of a broker-dealer or other nominee (that is, in street name) will be reinvested by the broker or nominee in additional shares under the Plan, unless the service is not provided by the broker or nominee or the shareholder elects to receive distributions in cash.  Investors who own common stock registered in street name should consult their broker-dealers for details regarding reinvestment.  All distributions to shareholders who do not participate in the plan will be paid by check mailed directly to the record holder by or under the direction of First Data as dividend paying agent.

The number of shares of common stock distributed to participants in the plan in lieu of a cash dividend is determined in the following manner.  When the market price of the common stock is equal to or exceeds the net asset value per share of the common stock on the determination date (generally, the record date for the distribution), Plan participants will be issued shares of common stock by the Fund at a price equal to the greater of net asset value determined as described below under “Net Asset Value” or 95% of the market price of the common stock.

If the market price of the common stock is less than the net asset value of the common stock at the time of valuation (which is the close of business on the determination date), PFPC will buy common stock in the open market, on the AMEX or elsewhere, for the participants’ accounts. If following the commencement of the purchases and before PFPC has completed its purchases, the market price exceeds the net asset value of the common stock as of the valuation time, PFPC will attempt to terminate purchases in the open market and cause the fund to issue the remaining portion of the dividend or distribution in shares at a price equal to the greater of (a) net asset value as of the valuation time or (b) 95% of the then current market price. In this case, the number of shares received by a Plan participant will be based on the weighted average of prices paid for shares purchased in the open market and the price at which the Fund issues the remaining shares. To the extent PFPC is unable to stop open market purchases and cause the Fund to issue the remaining shares, the average per share purchase price paid by PFPC may exceed the net asset value of the common stock as of the valuation time, resulting in the acquisition of fewer shares than if the dividend or capital gains distribution had been paid in common stock issued by the Fund at such net asset value. PFPC will begin to purchase common stock on the open market as soon as practicable after the determination date for the dividend or capital gains distribution, but in no event shall such purchases continue later than 30 days after the payment date for such dividend or distribution, or the record date for a succeeding dividend or distribution, except when necessary to comply with applicable provisions of the federal securities laws.

34	2005 Semi-Annual Report

Dividend Reinvestment Plan (unaudited) (continued)

PFPC maintains all shareholder accounts in the Plan and furnishes written confirmations of all transactions in each account, including information needed by a shareholder for personal and tax records. The automatic reinvestment of dividends and capital gains distributions will not relieve plan participants of any income tax that may be payable on the dividends or capital gains distributions. Common stock in the account of each plan participant will be held by PFPC in uncertificated form in the name of the plan participant.

Plan participants are subject to no charge for reinvesting dividends and capital gains distributions under the Plan. PFPC’s fees for handling the reinvestment of dividends and capital gains distributions will be paid by the Fund. No brokerage charges apply with respect to shares of common stock issued directly by the Fund under the Plan. Each plan participant will, however, bear a proportionate share of any brokerage commissions actually incurred with respect to any open market purchases made under the plan.

Experience under the Plan may indicate that changes to it are desirable. The Fund reserves the right to amend or terminate the plan as applied to any dividend or capital gains distribution paid subsequent to written notice of the change sent to participants at least 30 days before the record date for the dividend or capital gains distribution. The plan also may be amended or terminated by PFPC, with the fund’s prior written consent, on at least 30 days’ written notice to plan participants. All correspondence concerning the plan should be directed by mail to PFPC Inc., P.O. Box 8030, Boston, Massachusetts 02266-8030 or by telephone at (800) 331-1710.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call 1-800-451-2010.

Information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 and a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling 1-800-451-2010, (2) on the Fund’s website at www.citigroupam.com and (3) on the SEC’s website at www.sec.gov.

Intermediate Muni Fund, Inc.	35

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DIRECTORS	INVESTMENT MANAGER
Lee Abraham	Smith Barney Fund Management LLC
Jane F. Dasher
Donald R. Foley	CUSTODIAN
R. Jay Gerken, CFA	State Street Bank and Trust Company
Chairman
Richard E. Hanson, Jr.	SHAREHOLDER
Paul Hardin	SERVICING AGENT
Roderick C. Rasmussen	PFPC Inc.
John P. Toolan	P.O. Box 8030
Boston, Massachusetts 02266-8030
OFFICERS
R. Jay Gerken, CFA	This report is intended only for the
President and Chief	shareholders of Intermediate Muni
Executive Officer	Fund, Inc. It is not a Prospectus,
circular or representation intended
Andrew B. Shoup	for use in the purchase or sale of
Senior Vice President and	shares of the Fund or any securities
Chief Administrative Officer	mentioned in the report.
Robert J. Brault
Chief Financial Officer	INTERMEDIATE
and Treasurer	MUNI FUND, INC.
125 Broad Street
Peter M. Coffey	10th Floor, MF-2
Vice President	New York, New York 10004
and Investment Officer

Andrew Beagley
Chief Compliance Officer

Robert I. Frenkel
Secretary and	FD0633 8/05
Chief Legal Officer	05-8985

ITEM 2.	CODE OF ETHICS.

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Not applicable.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	[RESERVED]

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

None.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant's principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) Not applicable.

(b) Attached hereto.

Exhibit 99.CERT	Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002

Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Intermediate Muni Fund, Inc.

By:	/s/ R. Jay Gerken R. Jay Gerken Chief Executive Officer of Intermediate Muni Fund, Inc.

Date: September 8, 2005

        Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken R. Jay Gerken Chief Executive Officer of Intermediate Muni Fund, Inc.

Date: September 8, 2005

By:	/s/ Robert J. Brault Robert J. Brault Chief Financial Officer of Intermediate Muni Fund, Inc.

Date: September 8, 2005